                                                                    Exhibit 4.1

These securities have not been registered under the Securities Act of 1933, as amended. These securities have been acquired for investment and not with a view to distribution or resale, and may not be sold, mortgaged, pledged, hypothecated or otherwise transferred without an effective registration statement for such shares under the Securities Act of 1933, as amended, or an opinion of counsel for the corporation that registration is not required under such act.



                                WAVO CORPORATION

                          Common Stock Purchase Warrant


To Subscribe for and Purchase                         September 14, 1999
500,000 Shares of Common Stock of
WAVO CORPORATION

      THIS CERTIFIES that Virgin Entertainment Group, Inc. or its registered assigns (the "Holder") is entitled to subscribe for and purchase from WAVO CORPORATION, an Indiana corporation (hereinafter called the "Company"), up to 500,000 shares (subject to adjustment as hereinafter provided) of fully paid and non-assessable Common Stock of the Company (the "Common Stock"), subject to the provisions and upon the terms and conditions hereinafter set forth at or prior to 5:00 p.m. Pacific time on September 14, 2001 (the "Exercise Period"), at a purchase price per share of $4.00 (such price as from time to time to be adjusted as provided herein is called the "Warrant Price").

   This Warrant and any Warrant subsequently issued upon exchange or transfer hereof are hereinafter collectively called the "Warrant."

   Section 1. EXERCISE OF WARRANT. The rights represented by this Warrant may be exercised by the Holder, in whole or in part (but not as to fractional shares) at any time or from time to time during the Exercise Period by the completion of the purchase form attached hereto and by the surrender of this Warrant (properly endorsed) at the office of the Company as it may designate by notice in writing to the Holder hereof at the address of the Holder appearing on the books of the Company, and by payment to the Company of the Warrant Price in cash or by certified or official bank check, or by wire transfer, for each share being purchased. In the event of any exercise of the rights represented by this Warrant, a certificate or certificates for the shares of Common Stock so purchased, registered in the name of the Holder or its nominee or other party designated in the purchase form by the Holder hereof, shall be delivered to the Holder within three (3) business days after the date on which the rights represented by this Warrant shall have been so exercised; and, unless this Warrant has expired or has been exercised in full, a new Warrant representing the number of shares (except a remaining fractional share), if any, with respect to which this Warrant shall not then have been exercised shall also be issued to the Holder within such time. The person in whose name any certificate for shares of Common Stock is issued upon exercise of this Warrant shall for all purposes be deemed to have become the holder of record of such shares on the date on which this Warrant was surrendered and payment of the Warrant is made, except that, if the date of such surrender and payment is a date on which the stock transfer books of the Company are closed, such person shall be deemed to have become the holder of such shares at the close of business on the next succeeding date on which the stock transfer books are open. No fractional shares shall be issued upon exercise of this Warrant and no payment or adjustment shall be made upon any exercise on account of any cash dividends on the Common Stock issued upon such exercise. If any fractional interest in a share of Common Stock would, except for the provision of this Section 1, be delivered upon such exercise, the Company, in lieu of delivery of a fractional share thereof, shall pay to the Holder an amount in cash equal to the current market price of such fractional share as determined in good faith by the Board of Directors of the Company. Current market price means the fair market value of the Common Stock determined by the closing price of the Common Stock on the relevant date as reported on the Nasdaq National Market (or any national securities exchange or quotation system on which the Common Stock is then listed) or, if no prices are reported for that date, such prices on the next preceding date for which closing bid and asked prices were reported, or if the Common Stock is not publicly traded, by such methods or procedures as may be established from time to time by the Board of Directors of the Company in good faith.

   Section 2. STOCK SPLITS, CONSOLIDATION, MERGER, AND SALE. In the event that before the issuance of the shares of Common Stock into which this Warrant may be exercised the outstanding shares of Common Stock shall be split, combined, or consolidated, by dividend, reclassification or otherwise, into a greater or lesser number of shares of Common Stock or any other class or classes of stock, as appropriate, the Warrant Price in effect immediately prior to such combination or consolidation and the number of shares purchasable under this Warrant shall, concurrently with the effectiveness of such combination or consolidation, be proportionately adjusted. If there shall be effected any consolidation or merger of the Company with another corporation, or a sale of all or substantially all of the Company's assets to another corporation, and if the holders of Common Stock shall be entitled pursuant to the terms of any such transaction to receive stock, securities or assets with respect to or in exchange for Common Stock, then, as a condition of such consolidation, merger or sale, lawful and adequate provisions shall be made whereby the Holder of this Warrant shall thereafter have the right to receive, upon the basis and upon the terms and conditions specified herein, including payment to the Company of the Warrant Price, and in lieu of the shares of Common Stock immediately theretofore receivable upon the exercise of such Warrant, such shares of stock, securities or assets as may be issuable or payable with respect to or in exchange for a number of outstanding shares of such Common Stock equal to the number of shares of such Common Stock immediately theretofore so receivable had such consolidation, merger or sale not taken place, and in any such case appropriate provisions shall be made with respect to the rights and interests of the Holder to the end that the provisions hereof shall thereafter be applicable, as nearly as may be, in relation to any shares of stock, securities or assets thereafter deliverable upon the exercise of this Warrant.

      (a) STOCK TO BE RESERVED. The Company will at all times reserve and keep available out of its authorized Common Stock, solely for the purpose of issue upon the exercise of this Warrant as herein provided, such number of shares of Common Stock as shall then be issuable upon the exercise of this Warrant.

      (b) ISSUE TAX. The issuance of certificates for shares of Common Stock upon exercise of this Warrant shall be made without charge to the Holders of this Warrant for any issuance tax in respect thereof provided that the Company shall not be required to pay any tax which may be payable in respect of any transfer involved in the issuance and delivery of any certificate in a name other than that of the Holder of this Warrant.

      (c) CLOSING OF BOOKS. The Company will at no time close its transfer books against the transfer of the shares of Common Stock issued or issuable upon the exercise of this Warrant in any manner which interferes with the timely exercise of this Warrant.

   Section 3. NOTICES OF RECORD DATES.  In the event of:

      (a) any taking by the Company of a record of the holders of any class of securities for the purpose of determining the holders thereof who are entitled to receive any dividend or other distribution; or any right to subscribe for, purchase or otherwise acquire any shares of stock of any class or any other securities or property, or to receive any other right, or

      (b) any capital reorganization of the Company, any reclassification or recapitalization of the capital stock of the Company or any transfer of all or substantially all the assets of the Company to or consolidation or merger of the Company with or into any other corporation, or

      (c) any voluntary or involuntary dissolution, liquidation or winding-up of the Company, then and in each such event the Company will give notice to the Holder of this Warrant specifying (i) the date on which any such record is to be taken for the purpose of such dividend, distribution or right and stating the amount and character of such dividend, distribution or right, and (ii) the date on which any such reorganization, reclassification, recapitalization, transfer, consolidation, merger, dissolution, liquidation or winding-up is to take place, and the time, if any is to be fixed, as of which the holders of record of Common Stock will be entitled to exchange their shares of Common Stock for securities or other property deliverable upon such reorganization, reclassification, recapitalization, transfer, consolidation, merger, dissolution, liquidation or winding-up. Such notice shall be given at least ten (10) days and not more than ninety (90) days prior to the date therein specified, and such notice shall state that the action in question or the record date is subject to the effectiveness of a registration statement under the Securities Act of 1933, as amended (the "Securities Act") or to a favorable vote of shareholders, if either is required.

   Section 4. NO SHAREHOLDER RIGHTS OR LIABILITIES. This Warrant shall not entitle the Holder hereof to any voting rights or other rights as a shareholder of the Company. No provision hereof, in the absence of affirmative action by the Holder hereof to purchase shares of Common Stock, and no mere enumeration hereon of the rights or privileges of the Holder hereof, shall give rise to any liability of such Holder for the Warrant Price or as a shareholder of the Company, whether such liability is asserted by the Company or by creditors of the Company.

   Section 5. REPRESENTATIONS OF HOLDER. The Holder hereby represents and acknowledges to the Company as of the date hereof and as of each exercise date that:

      (a) this Warrant, the Common Stock issuable upon exercise of this Warrant and any securities issued with respect to any of them by way of a stock dividend or stock split or in connection with a recapitalization, merger, consolidation or other reorganization will be "restricted securities" as such term is used in the rules and regulations under the Securities Act and that the issuance of the Warrant and the Common Stock and the other securities have not been and may not be registered under the Securities Act or any state securities law, and that such securities must be held indefinitely unless registration is effected or transfer can be made pursuant to appropriate exemptions;

      (b) the Holder has read, and fully understands, the terms of this Warrant set forth on its face and the attachments hereto, including the restrictions on transfer contained herein;

      (c) the Holder is purchasing for investment for its own account and not with a view to or for sale in connection with any distribution of this Warrant or the Common Stock of the Company issuable upon exercise of this Warrant and it has no intention of selling such securities in a public distribution in violation of the federal securities laws or any applicable state securities laws; provided that nothing contained herein will prevent Holder from transferring such securities in compliance with the terms of this Warrant and the applicable federal and state securities laws;

      (d) the Holder is an "accredited investor" within the meaning of paragraph
(a) of Rule 501 of Regulation D promulgated by the Securities and Exchange Commission; and

      (e) the Company may affix the following legend (in addition to any other legend(s), if any, required by applicable state corporate and/or securities laws) to certificates for shares of Common Stock (or other securities) issued upon exercise of this Warrant unless the securities are registered for resale:

      These securities have not been registered under the Securities Act of 1933, as amended. These securities have been acquired for investment and not with a view to distribution or resale, and may not be sold, mortgaged, pledged, hypothecated or otherwise transferred without an effective registration statement for such shares under the Securities Act of 1933, as amended, unless registration is not required under such act.

      (f) The Holder acknowledges that it has reviewed the periodic reports filed by the Company pursuant to the Securities Exchange Act of 1934, and has had an opportunity to ask questions of and to receive answers from the Company regarding these reports and the affairs and prospects of the Company in general.

   Section 6. RESTRICTIONS ON TRANSFER; REGISTRATION RIGHTS.

      (a) The Holder agrees that prior to making any disposition of the Warrant or Common Stock issuable upon exercise of the Warrant unless a registration statement under the Securities Act is in effect with regard thereto, the Holder shall give written notice to the Company describing briefly the manner in which any such proposed disposition is to be made; and no such disposition shall be made if the Company has notified the Holder that, in the reasonable opinion of counsel to the Company, a registration statement or other notification or posteffective amendment thereto (hereinafter collectively a "Registration Statement") under the Securities Act is required with respect to such disposition and no such Registration statement has been filed by the Company with, and declared effective, if necessary, by, the Securities and Exchange Commission (the "Commission"); provided that no opinion of counsel shall be required in connection with a transfer to any key employee of the Virgin Entertainment Group, Inc., or any Affiliate thereof. "Affiliate" means, with respect to any entity (including, without limitation, any partnership, corporation, limited liability company, business trust, joint stock company, trust, unincorporated association, joint venture or other entity of whatever nature), (i) any other entity that, directly or through one or more intermediaries, Controls or is Controlled by, or is under common Control with such entity. For the purpose of the foregoing, "Control" (including, with correlative meaning, the terms "controlling," "controlled by" and "under common control with") means, with respect to any entity, the possession, directly or indirectly, of the power to direct, or cause the direction of, the management or policies of such entity, whether through ownership of voting securities, by contract or otherwise.

      (b) The Company will utilize its reasonable best efforts to cause a registration statement to be filed under the Securities Act on or before thirty
(30) days from the date hereof for the purpose of registering the Common Stock issuable upon exercise of the Warrant for resale by the Holder and to cause such registration statement to become effective on or before ninety (90) days following the date of filing of the registration statement.

      (c) All fees, disbursements, and out-of-pocket expenses incurred in connection with the filing of any Registration Statement under Paragraph (b) of
Section 6 and in complying with applicable securities and Blue Sky laws shall be borne by the Company, provided, however, that any expenses of the individual Holder or holders of the underlying securities, including but not limited to the Holder or holders' attorneys' fees and discounts and commissions, shall be borne by the Holder and holders of the Common Stock. The Company at its expense will supply the Holder and any holder of Common Stock with copies of such Registration Statement and the prospectus or offering circular included therein and other related documents in such quantities as may be reasonably requested by the Holder or holder of Common Stock.

      (d) The Company shall have no obligation to register the Warrant but shall be obligated to register the Common Stock issuable upon exercise of the Warrant in accordance with Paragraph (b) of Section 6.

      (e) The Company agrees that it will use its best efforts to keep such Registration Statement effective until September 14, 2002 or such earlier date as all Common Stock covered by such Registration Statement have been disposed of pursuant thereto.

      (f) The Holder agrees to cooperate with the Company and to provide the Company on its request with all information concerning the Holder, the Warrant issued hereunder, and any Common Stock acquired upon exercise of the Warrant that may reasonably be requested by the Company in order for the Company to perform its obligation under this Section 6.

   Section 7. LOST, STOLEN, MUTILATED, OR DESTROYED WARRANT. If this Warrant is lost, stolen, mutilated, or destroyed, the Company may, on such terms as to indemnity or otherwise as it may in its discretion reasonably impose (which shall, in the case of a mutilated Warrant, include the surrender thereof), issue a new Warrant of like denomination and tenor as the Warrant so lost, stolen, mutilated, or destroyed.

   Section 8. PRESENTMENT. Prior to due presentment of this Warrant, together with a completed assignment form attached hereto for registration of transfer, the Company may deem and treat the Holder as the absolute owner of the Warrant, notwithstanding any notation of ownership or other writing thereon, for the purpose of any exercise thereof and for all other purposes, and the Company shall not be affected by any notice to the contrary.

   Section 9. NOTICE. Notice or demand pursuant to this Warrant shall be sufficiently given or made, if sent by first-class mail, postage prepaid, addressed, if to the Holder of this Warrant, to the Holder at its last known address as it shall appear in the records of the Company, and if to the Company, at 3131 E. Camelback Road, Suite 320, Phoenix, Arizona 85016, Attention: Douglas
J. Reich. The Company may alter the address to which communications are to be sent by giving notice of such change of address in conformity with the provisions of this Section 9 for the giving of notice.

   Section 10. GOVERNING LAW. The validity, interpretation, and performance of this Warrant shall be governed by the laws of the State of California without regard to principles of conflicts of laws.

   Section 11. SUCCESSORS, ASSIGNS. Subject to the restrictions on transfer by Holder set forth in Section 6 hereof, all the terms and provisions of the Warrant shall be binding upon and inure to the benefit of and be enforceable by the respective successors and assigns of the parties hereto.

   Section 12. AMENDMENT. This Warrant may be modified, amended, or terminated by a writing signed by the Company and the Holder.

   Section 13. SEVERABILITY. Should any part but not the whole of this Warrant for any reason be declared invalid, such decision shall not affect the validity of any remaining portion, which remaining portion shall remain in force and effect as if this Warrant had been executed with the invalid portion thereof eliminated, and it is hereby declared the intention of the parties hereto that they would have executed the remaining portion of this Warrant without including therein any such part which may, for any reason, be hereafter declared invalid.

   Section 14. NO IMPAIRMENT. The Company will not, by any voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Company, but will at all times in good faith assist in the carrying out of all the provisions of this Warrant and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the Holder of this Warrant against impairment.

   IN WITNESS WHEREOF, the Company has caused this Warrant to be duly executed and delivered on and as of the day and year first above written by one of its officers thereunto duly authorized.


                                      WAVO CORPORATION,
                                       an Indiana corporation


Dated: __________________             By:_________________________________
                                      Title:______________________________



   The undersigned Holder agrees and accepts this Warrant and acknowledges that it has read and confirms each of the representations contained in Section 5.


                                      VIRGIN ENTERTAINMENT GROUP, INC.


Dated: __________________             By:_________________________________
                                      Title:______________________________

PURCHASE FORM

(To be executed by the Warrant Holder if he desires to exercise the Warrant in whole or in part)

To:  WAVO CORPORATION

   The undersigned, whose Social Security or other identifying number is _______________, hereby irrevocably elects the right of purchase represented by the within Warrant for, and to purchase thereunder, ______________ shares of Common Stock provided for therein and tenders payment herewith to the order of WAVO CORPORATION in the amount of $______________.

The undersigned requests that certificates for such shares be issued as follows:

Name: __________________________________

Address:________________________________

        ________________________________

        ________________________________


Deliver to:_____________________________

Address:________________________________

        ________________________________

        ________________________________

and, if said number of shares shall not be all the shares purchasable hereunder, that a new Warrant for the balance remaining of the shares purchasable under the within Warrant be registered in the name of, and delivered to, the undersigned at the address stated below:

Address: ________________________________

         ________________________________

         ________________________________

By this exercise,

      The undersigned hereby reaffirms its representations and warrants set forth forth in Section 5 of the Warrant Agreement as of the date hereof.


Dated:______________, _____         Signature:_________________________________


                                    (Signature must conform in all respects to the name of the Warrant Holder as specified on the face of the Warrant, without alteration, enlargement or any change whatsoever)

ASSIGNMENT

(To be executed by the Warrant Holder if he desires to effect a transfer of the Warrant)


   FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto ____________ ______________________________, whose Social Security or other identification number is _________________ [residing/located] at ____________________________ ____________________ the attached Warrant, and appoints _____________________________ residing at_____________________________
_____________________________________________ the undersigned's attorney-in-fact to transfer said Warrant on the books of the Company, with full power of substitution in the premises.

Dated:_______________, _____


In the presence of:


_________________________________         _____________________________________

                                          (Signature must conform in all
                                          respects to the name of the Warrant
                                          Holder as specified on the face of the
                                          Warrant, without alteration,
                                          enlargement or any change whatsoever).

These securities have not been registered under the Securities Act of 1933, as amended. These securities have been acquired for investment and not with a view to distribution or resale, and may not be sold, mortgaged, pledged, hypothecated or otherwise transferred without an effective registration statement for such shares under the Securities Act of 1933, as amended, or an opinion of counsel for the corporation that registration is not required under such act.


                                WAVO CORPORATION

                          Common Stock Purchase Warrant


To Subscribe for and Purchase                         September 14, 1999
500,000 Shares of Common Stock of
WAVO CORPORATION

      THIS CERTIFIES that Virgin Entertainment Group, Inc. or its registered assigns (the "Holder") is entitled to subscribe for and purchase from WAVO CORPORATION, an Indiana corporation (hereinafter called the "Company"), up to 500,000 shares (subject to adjustment as hereinafter provided) of fully paid and non-assessable Common Stock of the Company (the "Common Stock"), subject to the provisions and upon the terms and conditions hereinafter set forth at or prior to 5:00 p.m. Pacific time on September 14, 2004 (the "Exercise Period"), at a purchase price per share of $5.00 (such price as from time to time to be adjusted as provided herein is called the "Warrant Price").

   This Warrant and any Warrant subsequently issued upon exchange or transfer hereof are hereinafter collectively called the "Warrant."

   Section 1. EXERCISE OF WARRANT. The rights represented by this Warrant may be exercised by the Holder, in whole or in part (but not as to fractional shares) at any time or from time to time during the Exercise Period by the completion of the purchase form attached hereto and by the surrender of this Warrant (properly endorsed) at the office of the Company as it may designate by notice in writing to the Holder hereof at the address of the Holder appearing on the books of the Company, and by payment to the Company of the Warrant Price in cash or by certified or official bank check, or by wire transfer, for each share being purchased. In the event of any exercise of the rights represented by this Warrant, a certificate or certificates for the shares of Common Stock so purchased, registered in the name of the Holder or its nominee or other party designated in the purchase form by the Holder hereof, shall be delivered to the Holder within three (3) business days after the date on which the rights represented by this Warrant shall have been so exercised; and, unless this Warrant has expired or has been exercised in full, a new Warrant representing the number of shares (except a remaining fractional share), if any, with respect to which this Warrant shall not then have been exercised shall also be issued to the Holder within such time. The person in whose name any certificate for shares of Common Stock is issued upon exercise of this Warrant shall for all purposes be deemed to have become the holder of record of such shares on the date on which this Warrant was surrendered and payment of the Warrant is made, except that, if the date of such surrender and payment is a date on which the stock transfer books of the Company are closed, such person shall be deemed to have become the holder of such shares at the close of business on the next succeeding date on which the stock transfer books are open. No fractional shares shall be issued upon exercise of this Warrant and no payment or adjustment shall be made upon any exercise on account of any cash dividends on the Common Stock issued upon such exercise. If any fractional interest in a share of Common Stock would, except for the provision of this Section 1, be delivered upon such exercise, the Company, in lieu of delivery of a fractional share thereof, shall pay to the Holder an amount in cash equal to the current market price of such fractional share as determined in good faith by the Board of Directors of the Company. Current market price means the fair market value of the Common Stock determined by the closing price of the Common Stock on the relevant date as reported on the Nasdaq National Market (or any national securities exchange or quotation system on which the Common Stock is then listed) or, if no prices are reported for that date, such prices on the next preceding date for which closing bid and asked prices were reported, or if the Common Stock is not publicly traded, by such methods or procedures as may be established from time to time by the Board of Directors of the Company in good faith.

   Section 2. STOCK SPLITS, CONSOLIDATION, MERGER, AND SALE. In the event that before the issuance of the shares of Common Stock into which this Warrant may be exercised the outstanding shares of Common Stock shall be split, combined, or consolidated, by dividend, reclassification or otherwise, into a greater or lesser number of shares of Common Stock or any other class or classes of stock, as appropriate, the Warrant Price in effect immediately prior to such combination or consolidation and the number of shares purchasable under this Warrant shall, concurrently with the effectiveness of such combination or consolidation, be proportionately adjusted. If there shall be effected any consolidation or merger of the Company with another corporation, or a sale of all or substantially all of the Company's assets to another corporation, and if the holders of Common Stock shall be entitled pursuant to the terms of any such transaction to receive stock, securities or assets with respect to or in exchange for Common Stock, then, as a condition of such consolidation, merger or sale, lawful and adequate provisions shall be made whereby the Holder of this Warrant shall thereafter have the right to receive, upon the basis and upon the terms and conditions specified herein, including payment to the Company of the Warrant Price, and in lieu of the shares of Common Stock immediately theretofore receivable upon the exercise of such Warrant, such shares of stock, securities or assets as may be issuable or payable with respect to or in exchange for a number of outstanding shares of such Common Stock equal to the number of shares of such Common Stock immediately theretofore so receivable had such consolidation, merger or sale not taken place, and in any such case appropriate provisions shall be made with respect to the rights and interests of the Holder to the end that the provisions hereof shall thereafter be applicable, as nearly as may be, in relation to any shares of stock, securities or assets thereafter deliverable upon the exercise of this Warrant.

      (a) STOCK TO BE RESERVED. The Company will at all times reserve and keep available out of its authorized Common Stock, solely for the purpose of issue upon the exercise of this Warrant as herein provided, such number of shares of Common Stock as shall then be issuable upon the exercise of this Warrant.

      (b) ISSUE TAX. The issuance of certificates for shares of Common Stock upon exercise of this Warrant shall be made without charge to the Holders of this Warrant for any issuance tax in respect thereof provided that the Company shall not be required to pay any tax which may be payable in respect of any transfer involved in the issuance and delivery of any certificate in a name other than that of the Holder of this Warrant.

      (c) CLOSING OF BOOKS. The Company will at no time close its transfer books against the transfer of the shares of Common Stock issued or issuable upon the exercise of this Warrant in any manner which interferes with the timely exercise of this Warrant.

   Section 3.     NOTICES OF RECORD DATES.  In the event of:

      (a) any taking by the Company of a record of the holders of any class of securities for the purpose of determining the holders thereof who are entitled to receive any dividend or other distribution; or any right to subscribe for, purchase or otherwise acquire any shares of stock of any class or any other securities or property, or to receive any other right, or

      (b) any capital reorganization of the Company, any reclassification or recapitalization of the capital stock of the Company or any transfer of all or substantially all the assets of the Company to or consolidation or merger of the Company with or into any other corporation, or

      (c) any voluntary or involuntary dissolution, liquidation or winding-up of the Company, then and in each such event the Company will give notice to the Holder of this Warrant specifying (i) the date on which any such record is to be taken for the purpose of such dividend, distribution or right and stating the amount and character of such dividend, distribution or right, and (ii) the date on which any such reorganization, reclassification, recapitalization, transfer, consolidation, merger, dissolution, liquidation or winding-up is to take place, and the time, if any is to be fixed, as of which the holders of record of Common Stock will be entitled to exchange their shares of Common Stock for securities or other property deliverable upon such reorganization, reclassification, recapitalization, transfer, consolidation, merger, dissolution, liquidation or winding-up. Such notice shall be given at least ten (10) days and not more than ninety (90) days prior to the date therein specified, and such notice shall state that the action in question or the record date is subject to the effectiveness of a registration statement under the Securities Act of 1933, as amended (the "Securities Act") or to a favorable vote of shareholders, if either is required.

   Section 4. NO SHAREHOLDER RIGHTS OR LIABILITIES. This Warrant shall not entitle the Holder hereof to any voting rights or other rights as a shareholder of the Company. No provision hereof, in the absence of affirmative action by the Holder hereof to purchase shares of Common Stock, and no mere enumeration hereon of the rights or privileges of the Holder hereof, shall give rise to any liability of such Holder for the Warrant Price or as a shareholder of the Company, whether such liability is asserted by the Company or by creditors of the Company.

   Section 5. REPRESENTATIONS OF HOLDER. The Holder hereby represents and acknowledges to the Company as of the date hereof and as of each exercise date that:

      (a) this Warrant, the Common Stock issuable upon exercise of this Warrant and any securities issued with respect to any of them by way of a stock dividend or stock split or in connection with a recapitalization, merger, consolidation or other reorganization will be "restricted securities" as such term is used in the rules and regulations under the Securities Act and that the issuance of the Warrant and the Common Stock and the other securities have not been and may not be registered under the Securities Act or any state securities law, and that such securities must be held indefinitely unless registration is effected or transfer can be made pursuant to appropriate exemptions;

      (b) the Holder has read, and fully understands, the terms of this Warrant set forth on its face and the attachments hereto, including the restrictions on transfer contained herein;

      (c) the Holder is purchasing for investment for its own account and not with a view to or for sale in connection with any distribution of this Warrant or the Common Stock of the Company issuable upon exercise of this Warrant and it has no intention of selling such securities in a public distribution in violation of the federal securities laws or any applicable state securities laws; provided that nothing contained herein will prevent Holder from transferring such securities in compliance with the terms of this Warrant and the applicable federal and state securities laws;

      (d) the Holder is an "accredited investor" within the meaning of paragraph
(a) of Rule 501 of Regulation D promulgated by the Securities and Exchange Commission; and

      (e) the Company may affix the following legend (in addition to any other legend(s), if any, required by applicable state corporate and/or securities laws) to certificates for shares of Common Stock (or other securities) issued upon exercise of this Warrant unless the securities are registered for resale:

      These securities have not been registered under the Securities Act of 1933, as amended. These securities have been acquired for investment and not with a view to distribution or resale, and may not be sold, mortgaged, pledged, hypothecated or otherwise transferred without an effective registration statement for such shares under the Securities Act of 1933, as amended, unless registration is not required under such act.

      (f) The Holder acknowledges that it has reviewed the periodic reports filed by the Company pursuant to the Securities Exchange Act of 1934, and has had an opportunity to ask questions of and to receive answers from the Company regarding these reports and the affairs and prospects of the Company in general.

   Section 6.  RESTRICTIONS ON TRANSFER; REGISTRATION RIGHTS.

            (a) The Holder agrees that prior to making any disposition of the Warrant or Common Stock issuable upon exercise of the Warrant unless a registration statement under the Securities Act is in effect with regard thereto, the Holder shall give written notice to the Company describing briefly the manner in which any such proposed disposition is to be made; and no such disposition shall be made if the Company has notified the Holder that, in the reasonable opinion of counsel to the Company, a registration statement or other notification or posteffective amendment thereto (hereinafter collectively a "Registration Statement") under the Securities Act is required with respect to such disposition and no such Registration statement has been filed by the Company with, and declared effective, if necessary, by, the Securities and Exchange Commission (the "Commission"); provided that no opinion of counsel shall be required in connection with a transfer to any key employee of the Virgin Entertainment Group, Inc., or any Affiliate thereof. "Affiliate" means, with respect to any entity (including, without limitation, any partnership, corporation, limited liability company, business trust, joint stock company, trust, unincorporated association, joint venture or other entity of whatever nature), (i) any other entity that, directly or through one or more intermediaries, Controls or is Controlled by, or is under common Control with such entity. For the purpose of the foregoing, "Control" (including, with correlative meaning, the terms "controlling," "controlled by" and "under common control with") means, with respect to any entity, the possession, directly or indirectly, of the power to direct, or cause the direction of, the management or policies of such entity, whether through ownership of voting securities, by contract or otherwise.

      (b) The Company will utilize its reasonable best efforts to cause a registration statement to be filed under the Securities Act on or before thirty
(30) days from the date hereof for the purpose of registering the Common Stock issuable upon exercise of the Warrant for resale by the Holder and to cause such registration statement to become effective on or before ninety (90) days following the date of filing of the registration statement.

      (c) All fees, disbursements, and out-of-pocket expenses incurred in connection with the filing of any Registration Statement under Paragraph (b) of
Section 6 and in complying with applicable securities and Blue Sky laws shall be borne by the Company, provided, however, that any expenses of the individual Holder or holders of the underlying securities, including but not limited to the Holder or holders' attorneys' fees and discounts and commissions, shall be borne by the Holder and holders of the Common Stock. The Company at its expense will supply the Holder and any holder of Common Stock with copies of such Registration Statement and the prospectus or offering circular included therein and other related documents in such quantities as may be reasonably requested by the Holder or holder of Common Stock.

      (d) The Company shall have no obligation to register the Warrant but shall be obligated to register the Common Stock issuable upon exercise of the Warrant in accordance with Paragraph (b) of Section 6.

      (e) The Company agrees that it will use its best efforts to keep such Registration Statement effective until September 14, 2005 or such earlier date as all Common Stock covered by such Registration Statement have been disposed of pursuant thereto.

      (f) The Holder agrees to cooperate with the Company and to provide the Company on its request with all information concerning the Holder, the Warrant issued hereunder, and any Common Stock acquired upon exercise of the Warrant that may reasonably be requested by the Company in order for the Company to perform its obligation under this Section 6.

   Section 7. LOST, STOLEN, MUTILATED, OR DESTROYED WARRANT. If this Warrant is lost, stolen, mutilated, or destroyed, the Company may, on such terms as to indemnity or otherwise as it may in its discretion reasonably impose (which shall, in the case of a mutilated Warrant, include the surrender thereof), issue a new Warrant of like denomination and tenor as the Warrant so lost, stolen, mutilated, or destroyed.

   Section 8. PRESENTMENT. Prior to due presentment of this Warrant, together with a completed assignment form attached hereto for registration of transfer, the Company may deem and treat the Holder as the absolute owner of the Warrant, notwithstanding any notation of ownership or other writing thereon, for the purpose of any exercise thereof and for all other purposes, and the Company shall not be affected by any notice to the contrary.

   Section 9. NOTICE. Notice or demand pursuant to this Warrant shall be sufficiently given or made, if sent by first-class mail, postage prepaid, addressed, if to the Holder of this Warrant, to the Holder at its last known address as it shall appear in the records of the Company, and if to the Company, at 3131 E. Camelback Road, Suite 320, Phoenix, Arizona 85016, Attention: Douglas
J. Reich. The Company may alter the address to which communications are to be sent by giving notice of such change of address in conformity with the provisions of this Section 9 for the giving of notice.

   Section 10. GOVERNING LAW. The validity, interpretation, and performance of this Warrant shall be governed by the laws of the State of California without regard to principles of conflicts of laws.

   Section 11. SUCCESSORS, ASSIGNS. Subject to the restrictions on transfer by Holder set forth in Section 6 hereof, all the terms and provisions of the Warrant shall be binding upon and inure to the benefit of and be enforceable by the respective successors and assigns of the parties hereto.

   Section 12. AMENDMENT. This Warrant may be modified, amended, or terminated by a writing signed by the Company and the Holder.

   Section 13. SEVERABILITY. Should any part but not the whole of this Warrant for any reason be declared invalid, such decision shall not affect the validity of any remaining portion, which remaining portion shall remain in force and effect as if this Warrant had been executed with the invalid portion thereof eliminated, and it is hereby declared the intention of the parties hereto that they would have executed the remaining portion of this Warrant without including therein any such part which may, for any reason, be hereafter declared invalid.

   Section 14. NO IMPAIRMENT. The Company will not, by any voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Company, but will at all times in good faith assist in the carrying out of all the provisions of this Warrant and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the Holder of this Warrant against impairment.

   IN WITNESS WHEREOF, the Company has caused this Warrant to be duly executed and delivered on and as of the day and year first above written by one of its officers thereunto duly authorized.


                                      WAVO CORPORATION,
                                       an Indiana corporation


Dated: __________________             By:___________________________________
                                      Title: _______________________________



   The undersigned Holder agrees and accepts this Warrant and acknowledges that it has read and confirms each of the representations contained in Section 5.


                                      VIRGIN ENTERTAINMENT GROUP, INC.


Dated: __________________             By:___________________________________
                                      Title: _______________________________

PURCHASE FORM

(To be executed by the Warrant Holder if he desires to exercise the Warrant in whole or in part)

To:  WAVO CORPORATION

   The undersigned, whose Social Security or other identifying number is _______________, hereby irrevocably elects the right of purchase represented by the within Warrant for, and to purchase thereunder, ______________ shares of Common Stock provided for therein and tenders payment herewith to the order of WAVO CORPORATION in the amount of $______________.

The undersigned requests that certificates for such shares be issued as follows:

Name: __________________________________


Address: ________________________________

         ________________________________

         ________________________________


Deliver to: _______________________________


Address: ________________________________

         ________________________________

         ________________________________

and, if said number of shares shall not be all the shares purchasable hereunder, that a new Warrant for the balance remaining of the shares purchasable under the within Warrant be registered in the name of, and delivered to, the undersigned at the address stated below:

Address: ________________________________

         ________________________________

         ________________________________

By this exercise,

      The undersigned hereby reaffirms its representations and warrants set forth forth in Section 5 of the Warrant Agreement as of the date hereof.


Dated:______________, _____         Signature:_________________________________


                                    (Signature must conform in all respects to the name of the Warrant Holder as specified on the face of the Warrant, without alteration, enlargement or any change whatsoever)

ASSIGNMENT

(To be executed by the Warrant Holder if he desires to effect a transfer of the Warrant)


   FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto ____________ ______________________________, whose Social Security or other identification number is _________________ [residing/located] at ____________________________ ____________________ the attached Warrant, and appoints _____________________________ residing at______________________________
_____________________________________________ the undersigned's attorney-in-fact to transfer said Warrant on the books of the Company, with full power of substitution in the premises.

Dated:_______________, _____


In the presence of:


_________________________________         _____________________________________

                                          (Signature must conform in all
                                          respects to the name of the Warrant
                                          Holder as specified on the face of the
                                          Warrant, without alteration,
                                          enlargement or any change whatsoever).